UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2007

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	000-52380	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 9, 2007, MISCOR Group, Ltd. and its subsidiaries entered into a $5 million line of credit agreement and related note with MFB Financial. The line of credit is due on demand by MFB Financial and is secured by all of MISCOR’s and its subsidiaries’ accounts receivable and other rights to payment. The interest rate on the note is 0.5% above the Wall Street Journal Prime Rate. The interest rate after maturity or default is 18.0%. An event of default will occur if, among other things, MISCOR fails to make a required payment, fails to keep the secured property insured, defaults under any other agreements with the lender, is involved in any legal proceeding by a creditor for the collection of debt, becomes insolvent, or makes any misrepresentations in financial information it provides to lender.

MISCOR signed a guaranty of the obligations of each of its subsidiaries under the note, and each subsidiary signed a guaranty of the obligations of MISCOR under the note. John A. Martell, the Chairman and President of MISCOR, signed an Insider Subordination Agreement pursuant to which any indebtedness owing or to become owing to Mr. Martell from MISCOR and its subsidiaries will be subordinated to MISCOR’s and its subsidiaries’ obligations under the note. In addition, through their agent Strasbourger Pearson Tulcin Wolff, Inc., the holders of subordinated convertible debentures issued by MISCOR, entered into a Subordination Agreement pursuant to which any indebtedness owing or to become owing to such debenture holders from MISCOR and its subsidiaries will be subordinated to MISCOR’s and its subsidiaries’ obligations under the note.

The line of credit agreement, promissory note, form of security agreement, form of guaranty, and subordination agreements are filed herewith and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Line of Credit Agreement, dated March 9, 2007, by and among MISCOR Group, Ltd., HK Engine Components, LLC, Magnetech Industrial Services, Inc., Magnetech Power Services, LLC, Martell Electric LLC and MFB Financial.

10.2
Promissory Note dated March 9, 2007, made by MISCOR Group, Ltd., HK Engine Components, LLC, Magnetech Industrial Services, Inc., Magnetech Power Services, LLC and Martell Electric LLC for MFB Financial.

10.3
Form of Commercial Security Agreement dated March 9, 2007, entered into between each of MISCOR Group, Ltd., HK Engine Components, LLC, Magnetech Industrial Services, Inc., Magnetech Power Services, LLC, and Martell Electric LLC, on the one hand, and MFB Financial, on the other hand.

10.4
Form of Guaranty dated March 9, 2007 entered into between each of MISCOR Group, Ltd., HK Engine Components, LLC, Magnetech Industrial Services, Inc., Magnetech Power Services, LLC, and Martell Electric LLC, on the one hand, and MFB Financial, on the other hand.

10.5	Insider Subordination Agreement dated March 9, 2007, by and among MISCOR Group, Ltd., HK Engine Components, LLC, MFB Financial and John A. Martell.
10.6	Subordination Agreement dated March 9, 2007, by and among MISCOR Group, Ltd., MFB Financial, and the holders of certain subordinated secured convertible debentures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: March 15, 2007

	By:	/s/ Richard J. Mullin
Richard J. Mullin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Line of Credit Agreement, dated March 9, 2007, by and among MISCOR Group, Ltd., HK Engine Components, LLC, Magnetech Industrial Services, Inc., Magnetech Power Services, LLC, Martell Electric LLC and MFB Financial.

10.2
Promissory Note dated March 9, 2007, made by MISCOR Group, Ltd., HK Engine Components, LLC, Magnetech Industrial Services, Inc., Magnetech Power Services, LLC and Martell Electric LLC for MFB Financial.

10.3
Form of Commercial Security Agreement dated March 9, 2007, entered into between each of MISCOR Group, Ltd., HK Engine Components, LLC, Magnetech Industrial Services, Inc., Magnetech Power Services, LLC, and Martell Electric LLC, on the one hand, and MFB Financial, on the other hand.

10.4
Form of Guaranty dated March 9, 2007 entered into between each of MISCOR Group, Ltd., HK Engine Components, LLC, Magnetech Industrial Services, Inc., Magnetech Power Services, LLC, and Martell Electric LLC, on the one hand, and MFB Financial, on the other hand.

10.5	Insider Subordination Agreement dated March 9, 2007, by and among MISCOR Group, Ltd., HK Engine Components, LLC, MFB Financial and John A. Martell.
10.6	Subordination Agreement dated March 9, 2007, by and among MISCOR Group, Ltd., MFB Financial, and the holders of certain subordinated secured convertible debentures